UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2015
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Credit Agreement (as defined herein) is hereby incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2015, Forestar Group Inc. (the “Company”) entered into an amendment (the "Amendment") to its Third Amended and Restated Revolving Credit Agreement (the "Credit Agreement") among the Company; Forestar (USA) Real Estate Group Inc., and certain of its wholly-owned subsidiaries signatory thereto; KeyBank National Association, as lender, swing line lender and agent; the lenders party thereto; and the other parties thereto.

The Amendment reduces the interest coverage ratio requirement from 2.50:1.0 to 2.25:1.0 for the quarters ending December 31, 2015, and March 31, 2016. Thereafter, the interest coverage ratio requirement returns to 2.50:1.0.

The Amendment also provides that the borrower may make distributions to the Company in an aggregate amount not to exceed $50,000,000 to enable the Company to repurchase its common stock and to pay special dividends to its shareholders, such distributions to be funded from up to 65% of the net proceeds from the sales of multifamily properties and non-core assets, such as the Radisson Hotel in Austin, Texas, and any oil & gas properties. The Amendment provides the Company with flexibility to repurchase stock or pay a special dividend should its Board of Directors determine that the Company should do so, though no such decisions have been made at this time.

Some of the lenders under the Credit Agreement and their affiliates have or may have had customary banking relationships with the Company based on the provision of a variety of financial services, including cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Exhibit

10.1
First Amendment to Third Amended and Restated Revolving and Term Credit Agreement dated December 30, 2015, by and among the Company; Forestar (USA) Real Estate Group Inc. and certain of its wholly-owned subsidiaries signatory thereto; KeyBank National Association, as lender, swing line lender and agent; the lenders party thereto; and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: December 31, 2015	By:	/s/ Charles D. Jehl
		Name:	Charles D. Jehl
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1
First Amendment to Third Amended and Restated Revolving and Term Credit Agreement dated December 30, 2015, by and among the Company; Forestar (USA) Real Estate Group Inc. and certain of its wholly-owned subsidiaries signatory thereto; KeyBank National Association, as lender, swing line lender and agent; the lenders party thereto; and the other parties thereto.

4